UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2008

VISION INDUSTRIES CORP.

(Exact name of registrant as specified in charter)

Florida

(State or other jurisdiction of incorporation)

333-146209	14-1908451
(Commission File Number)	(IRS Employer Identification No.)

22525 Pacific Coast Highway, No. 101

Malibu, California  90265

 (Address of principal executive offices and zip code)

(310) 456-7300

 (Registrant’s telephone number including area code)

CHEETAH CONSULTING, INC.

6860 Gulfport Blvd. South, #161

St. Petersburg, Florida 33707

 (Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 3 on Form 8-K/A amends Cheetah Consulting, Inc.’s (now known as “Vision Industries Corp.”) Current Report on Form 8-K dated December 15, 2008 solely for the purpose of amending the last sentence in the last paragraph in Item 5.02.

The last sentence in the last paragraph under Item 5.02 is being revised to reflect the correct number of outstanding shares (29,050,000) as follows:

After the issuance of 1,500,000 restricted shares of stock to Cohee Capital Management for services to be rendered and the issuance of 23,231,500 restricted shares to the new Officers and Directors there will be a total of 29,050,000 shares issued and outstanding.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEETAH CONSULTING, INC.

Dated: January 13, 2009	By:	/s/ LAWRENCE WEISDORN
Name: Lawrence Wesidorn Title: Chairman and Chief Operating Officer